SCUDDER
                                                                     INVESTMENTS



Scudder PreservationPlus Income Fund

Investment Class

Classes A and C

Supplement to Prospectus Dated February 1, 2003

--------------------------------------------------------------------------------

On, or about, March 28, 2003, Scudder PreservationPlus Income Fund (the "Fund") will cease to offer shares to persons who are not currently investors in the Fund. Current fund shareholders may continue to make additional investments directly in their existing Scudder PreservationPlus Income Fund account or through reinvestment of their dividends. Qualified defined contribution retirement plans that already have this Fund as an option may continue to offer this Fund to their participants. However, no new accounts, either by existing shareholders or new shareholders (other than accounts for participants in plans that are already investors in the Fund), may be opened in the Fund when the Fund temporarily closes. Management will notify current and prospective shareholders when the Fund re-opens to new accounts.



               Please Retain This Supplement for Future Reference




March 21, 2003